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                                  EXHIBIT 10.19

            (FORM OF MED SUBSIDIARIES PLEDGE AND SECURITY AGREEMENT)

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                 MED SUBSIDIARIES PLEDGE AND SECURITY AGREEMENT

          THIS MED SUBSIDIARIES PLEDGE AND SECURITY AGREEMENT (this "AGREEMENT"), dated as of June 28, 2002, is made and entered into by MED DIVERSIFIED, INC., a Nevada corporation ("COMPANY"), Chartwell Diversified Services, Inc., a Delaware corporation, Tender Loving Care Health Care Services, Inc., a Delaware corporation, Trestle, Inc., a Delaware corporation, Resource Pharmacy, Inc., a Nevada corporation, and each of the other Med Subsidiaries that, on or after the Closing Date, becomes a party to this Agreement by executing a Subsidiary Joinder in substantially the form of the Subsidiary Joinder attached hereto as EXHIBIT A (collectively, including each party that joins this Agreement by executing a Subsidiary Joinder, "MED SUBSIDIARIES") (Company and Med Subsidiaries are hereinafter sometimes referred to collectively as "PLEDGORS" and individually as "PLEDGOR"), in favor of PRIVATE INVESTMENT BANK LIMITED, Nassau, Bahamas ("HOLDER"), for the benefit of the Holders of the Amended Debentures (as defined in the Amendment Agreement, defined below) in reliance upon the following:

                                    RECITALS

          A. Pursuant to that certain Amendment Agreement, of even date herewith, entered into by and among Company, Med Subsidiaries, ARL, TEGCO, and Holder (as the same may be modified, restated, supplemented and otherwise in effect from time to time, the "AMENDMENT AGREEMENT"), Pledgors have agreed to grant to Holder (i) a first priority security interest in any and all capital stock or other equity securities of any of the Med Subsidiaries, (ii) a security interest in any and all rights, title or interest of the Med Subsidiaries in and to the Med Reserve Account Interests and (iii) a security interest in any and all rights, title and interest of the Med Subsidiaries in and to the Med Eligible Accounts Receivable (the items referred to in clauses (i), (ii) and (iii), collectively, the "MED SUBSIDIARIES DEBENTURE COLLATERAL"). Each capitalized term used in this Agreement that is not otherwise defined herein shall have the meaning accorded to such term in the Amendment Agreement.

          B. In order to evidence Holder's lien on the Med Debenture Collateral granted pursuant to the Amendment Agreement, Pledgors hereby execute and deliver this Agreement.

          C. Pledgors understand that Holder is relying upon this Agreement and the pledge of Med Subsidiaries Debenture Collateral granted hereunder as a condition to accepting the terms contemplated by the Amendment Agreement.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Pledgors, Pledgors hereby agree as follows:

     1. PLEDGE OF INTERESTS. Pledgors hereby pledge, hypothecate, assign and transfer to Holder, as collateral security, in connection with the terms of the Amendment Agreement, a first priority security interest in the following:

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          (a) all of the capital stock or other equity securities of Med
     Subsidiaries, whether currently issued and outstanding or to be issued and outstanding subsequent to the date of this Agreement, as well as all of Pledgors' rights under any option, warrant or other security instrument or agreement to acquire shares of the capital stock in any current or future subsidiary of Company (collectively, the "INTERESTS");

          (b) any and all rights of the Med Subsidiaries to receive, upon the terms and conditions set forth in the relevant Sale and Subservicing Agreement(s), $20,000,000 of funds that are currently held in reserves, as identified on an itemized schedule attached as an exhibit to the Amendment Agreement (the Med Subsidiaries rights in such accounts, collectively, the "MED RESERVE ACCOUNT INTERESTS"), for the benefit of NCFE and its affiliates pursuant to the relevant Sale and Subservicing Agreement(s), with all distributions from the Med Reserve Account Interests on account of, or in relation to, the Med Reserve Account Interests being directed to the Med Collection Account to be used exclusively for payments on the Amended Debentures; and

          (c) any and all rights of the Med Subsidiaries in and to the Med Eligible Accounts Receivable; PROVIDED, HOWEVER, that PIBL's security interest therein is subject to and (A) equal in right of priority with a security interest in favor of the financing source(s) for the purchase of the Transferred Debenture and (B) subordinate to a security interest in favor of NCFE or its affiliates as the purchaser(s) of accounts receivable in various financing transactions, which security interest collateralizes, among other things, a repurchase right for rejected receivables under the relevant documents for such financing arrangements;

In addition, Pledgors grant to Holder all proceeds to Company, net of the reasonable and customary costs of the relevant Asset Sale (as defined below), whether directly or indirectly via a distribution from any Med Subsidiaries (collectively, "NET ASSET SALE PROCEEDS"), from any sales or other transfers, during the term of the amended debentures issued pursuant to the Amendment Agreement (such debentures, the "AMENDED DEBENTURES"), of any assets of Pledgors or equity securities of Med Subsidiaries, as well as any and all options, warrants or other security instrument or agreement to acquire shares of the capital stock or other equity securities of Med Subsidiaries, in any transaction, including without limitation any securities offering (each, an "ASSET SALE"); PROVIDED, that an Asset Sale shall NOT include (i) ordinary course of business sales of goods and provision of services, (ii) the offering or sale of any debt securities unaccompanied by any equity right (i.e. warrants or conversion rights) and (iii) any sale of accounts receivable under financing arrangements with NCFE and its affiliates; and PROVIDED, FURTHER, that Net Asset Sale Proceeds shall not include any Assets Sale proceeds of any Pledgor unless and until such proceeds have been, directly or indirectly, distributed or otherwise paid to, or for the benefit of, Company. Net Asset Sale Proceeds shall be promptly deposited in collection accounts, established pursuant to that certain deposit account control agreement, made and entered into as of the date hereof, between Company and Holder, from which a special mandatory prepayment on the Amended Debentures shall be made in the full amount of such net proceeds.
SCHEDULE 1 attached hereto completely and accurately sets forth all Interests in Med Subsidiaries. Company covenants and agrees to give Holder ten (10) business days advance written notice of the proposed consummation of any Asset Sale, together with a description of the material terms of such proposed Asset Sale (including, without limitation copies of draft documents relating thereto), as they may reasonably request from time to time. Nothing herein or in any

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Modification Documents shall require Pledgors to consummate any Asset Sale, or to sell any equity securities or other assets for its own account or to cause or make any distribution to be made in connection with any such Asset Sale.

     2. OBLIGATIONS SECURED. The obligations secured by the pledge of the Med Subsidiaries Debenture Collateral evidenced hereby includes the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, and the full and prompt performance when due, of all of the Liabilities (as hereinafter defined), including interest on any such Liabilities and further agrees to pay all reasonable expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by Holder in enforcing this Agreement. The term "Liabilities", as used herein, shall mean all outstanding principal under the Amended Debentures, all interest accrued thereon, and all additional amounts and other sums at any time due and owing, and required to be paid, to Holder or the Holders of the Amended Debentures under the terms of the Amendment Agreement and any other Modification Documents, including without limitation this Pledge, whether the same are matured or unmatured. Holder may, from time to time at its discretion and without notice to or consent of Pledgors (which notice and/or consent Pledgors hereby irrevocably waive to the full extent permitted by law), take any or all of the following actions: (i) retain or obtain a lien upon or a security interest in property, to secure any of the Liabilities or any obligation hereunder; (ii) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to Pledgors, with respect to any of the Liabilities; (iii) extend or renew for one or more periods (regardless of whether longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of Pledgors hereunder or any obligation of any nature of any other obligor (including without limitation the Company) with respect to any of the Liabilities; (iv) release or fail to perfect its lien upon or security interest in, or impair, surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (regardless of whether longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property; and (v) upon the occurrence and during the continuation of an Event of Default, look to and make demand upon Pledgors for payment of any of the Liabilities (but only to the extent and in the form of the Med Subsidiaries Debenture Collateral except as otherwise provided herein), regardless of whether Holder or any other Person shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

     3. HOLDER AS ATTORNEY-IN-FACT.

          3.1 APPOINTMENT. Pledgors hereby irrevocably constitute and appoint Holder and any officer or agent of Holder, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Pledgors and in the name of Pledgors or in its own name, without notice to or assent by Pledgors, to do the following:

               (i) upon the occurrence and during the continuation of an Event of Default, to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Med Subsidiaries Debenture Collateral and, in the

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name of Pledgors or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Med Subsidiaries Debenture Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Pledgors for the purpose of collecting any and all such moneys due under any Med Subsidiaries Debenture Collateral whenever payable;

               (ii) upon the occurrence and during the continuation of an Event of Default, to pay or discharge taxes or liens levied or placed on or threatened against the Med Subsidiaries Debenture Collateral.

               (iii) upon the occurrence and during the continuation of an Event of Default, to (A) direct any party liable for any payment under any of the Med Subsidiaries Debenture Collateral to make payment of any and all moneys due, and to become due thereunder, directly to Holder or as Holder shall direct;
(B) receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, with respect to or arising out of any Med Subsidiaries Debenture Collateral; (C) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with or relating to the Med Subsidiaries Debenture Collateral; (D) settle and adjust any claims under all policies of insurance covering the Med Subsidiaries Debenture Collateral; (E) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Med Subsidiaries Debenture Collateral or any part thereof and to enforce any other right in respect of any Med Subsidiaries Debenture Collateral; (F) defend any suit, action or proceeding brought against Pledgors with respect to any Med Subsidiaries Debenture Collateral; (G) settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Holder may deem appropriate; and (H) generally sell, transfer, pledge, make any agreement with respect or otherwise deal with any of the Med Subsidiaries Debenture Collateral as fully and completely as though Holder were the absolute owner thereof for all purposes, and to do, at Holder's option, at any time and or from time to time, all acts and things which Holder reasonably deems necessary to protect, preserve or realize upon the Med Subsidiaries Debenture Collateral and Holder's lien therein, in order to effect the intent of this Agreement, all as fully and effectively as Pledgors might do; and

               (iv) at any time and from time to time after the occurrence of a default or if Pledgors fail to do so after three (3) Business Days' prior written notice from Holder, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to perfect or maintain Holder's liens against any of the Med Subsidiaries Debenture Collateral.

          3.2 RATIFICATION. Pledgors hereby ratify, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof, except for their respective gross negligence or willful misconduct and for failure to act in a commercially reasonable manner with respect to any Med Subsidiaries Debenture Collateral under their respective possession or control. The power of attorney granted pursuant to SECTION 3.1 is a power coupled with an interest and shall be irrevocable until the Liabilities are indefeasibly paid in full. The powers conferred on Holder hereunder are solely to protect Holders' interests in the

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Med Subsidiaries Debenture Collateral and shall not impose any duty upon Holder to exercise any such powers. Holder shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, or employees shall be responsible to Pledgors for any act or failure to act, except for its or their respective gross negligence or willful misconduct and for failure to act in a commercially reasonable manner with respect to any Med Subsidiaries Debenture Collateral under its or their respective possession or control. Pledgors also authorize Holder, at any time and from time to time upon the occurrence and during the continuation of any Event of Default, to execute, in connection with a foreclosure sale as contemplated by SECTION 11, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Med Subsidiaries Debenture Collateral.

          3.3  DELIVERY OF MED SUBSIDIARIES DEBENTURE COLLATERAL.

               a. CERTIFICATES. Concurrently with the execution and delivery of this Pledge, Pledgors shall deliver to Citibank, F.S.B. in its capacity as collateral agent under that certain Collateral Agency Agreement, dated as of the date hereof, all of the Interests or other certificates representing the Interests and any Med Subsidiaries Debenture Collateral arising out of or relating to the Interests, together with stock powers or other applicable instruments of transfer duly executed by Pledgors in blank.

               b. UCC-1 FINANCING STATEMENTS. Concurrently with the execution and delivery of this Pledge, Pledgors shall execute and deliver to Holder UCC-1 Financing Statements covering the Med Subsidiaries Debenture Collateral, in proper form for filing in all applicable jurisdictions.

          3.4 PERFORMANCE OF PLEDGORS' OBLIGATIONS. If Pledgors fail to perform or comply with any of its agreements contained herein and Holder shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of Holder incurred in connection with such performance or compliance, together with interest thereon at the rate then in effect with respect to the debentures, shall be payable by Pledgors to Holder on demand and shall constitute Liabilities secured hereby.

          3.5  ADDITIONAL RIGHTS.

               a. VOTING RIGHTS. Unless and until an Event of Default shall have occurred and be continuing and Holder has accelerated the Liabilities, Pledgors shall have the right to vote the Med Subsidiaries Debenture Collateral on all matters; PROVIDED, HOWEVER, that no vote shall be cast, or consent, waiver or ratification given, or any action taken, that would be inconsistent with or violate any provision of this Agreement or any Modification Documents. Upon the occurrence and during the continuation of an Event of Default and after acceleration by Holder, Holder shall thereafter be entitled to exercise all voting powers pertaining to the Med Subsidiaries Debenture Collateral.

               b. SUBSEQUENT CHANGES AFFECTING COLLATERAL. Pledgors represent to Holder that Pledgors have made their own arrangements for keeping itself informed of changes or potential changes affecting the Med Subsidiaries Debenture Collateral (including without

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limitation rights to convert, rights to subscribe, payment of dividends or other cash distributions, reorganization or other exchanges, tender offers and voting rights), and Pledgors agree that Holder shall not have any responsibility or liability for informing Pledgors of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

               c.      STOCK DIVIDENDS AND OTHER DISTRIBUTIONS.

                       (i) If at any time when this Agreement is effective Pledgors shall become entitled to receive, or shall receive by reason of their ownership of any Med Subsidiaries Debenture Collateral, any additional Interests (including without limitation any Interests representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or reorganization) whether as an addition to, in substitution of, or in exchange for any of the Med Subsidiaries Debenture Collateral, whether by declared dividend, stock split or other method, Pledgors agree it shall accept the same as Holder's agent and hold the same in trust for Holder and deliver the same forthwith to Holder in the exact form received, with the endorsement of Pledgors when requested by Holder and/or appropriate undated stock powers duly executed in blank, to be held by Holder as additional collateral security for the Liabilities. Any sums or property paid upon or in respect of the Med Subsidiaries Debenture Collateral or any other securities received under this
SECTION 3.5 upon the reorganization, liquidation (whether complete or partial) or dissolution of the issuer of any of the Med Subsidiaries Debenture Collateral or any such other securities shall immediately be paid over to Holder to be held by Holder as additional collateral security for the Liabilities.

                       (ii) Unless an Event of Default shall have occurred and be continuing, Pledgors shall be entitled to receive all cash dividends or distributions declared and paid with respect to any Med Subsidiaries Debenture Collateral. Upon the occurrence and during the continuation of any Event of Default, Holder shall be entitled to receive any and all such cash dividends or distributions, and Pledgors shall promptly deliver to Holder any such cash dividends or distributions which Pledgors subsequently receive. Holder shall hold any such cash dividends or distributions as Med Subsidiaries Debenture Collateral pursuant to this Agreement or, at the election of Holder and the Pledgors, may apply any such cash dividends to the reduction of any Liabilities then due and owing.

                       (iii) Nothing contained in this SECTION 3.5 or elsewhere in this Agreement shall be deemed to permit any stock dividends, issuance of additional stock, reclassification, readjustment, change in the capital structure of any person, or issuance of any warrants, options or other rights by any person which are otherwise prohibited pursuant to this Agreement.

          3.6 FURTHER ASSURANCES. Promptly upon request by Holder, Pledgors shall: (i) correct any material defect or error that may be discovered in this Agreement or any instrument or document executed in connection herewith or pursuant hereto or in the execution, acknowledgment or recordation thereof; and
(ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such FURTHER acts, deeds, conveyances, pledge agreements, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances, powers, proxies and other instruments as Holder may reasonably require from time to time in order to

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(A) carry out more effectively the purposes of this Agreement, (B) perfect and maintain the validity, effectiveness and priority of any of the liens and security interests intended to be created hereby and (C) assure, convey, grant, assign, transfer, preserve, protect and confirm to Holder the rights granted or now or hereafter intended to be granted to it hereunder or under any other instrument or document executed in connection herewith or pursuant hereto.

     4. NATURE OF PLEDGORS' OBLIGATIONS.

          4.1 UNCONDITIONAL AND PRIMARY. The covenants and agreements of Pledgors set forth in this Agreement shall be primary obligations of Pledgors, and such obligations shall be continuing, absolute and unconditional, shall not be subject to any counterclaim, setoff, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense (other than full and strict compliance by Pledgors with its obligations hereunder), whether based upon any claim that Pledgor or any other person may have against Holder or any other person, or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not Pledgors shall have any knowledge or notice thereof), including without limitation:

               (i) any amendment, modification, addition, deletion, supplement or renewal to or of, or other change in, the Liabilities (other than payment in full thereof) or any Modification Documents, or any other instrument or agreement applicable thereto or to any of the parties to the Amendment Agreement, or to any Med Subsidiaries Debenture Collateral, or any furnishing or acceptance of additional security for, pledge of or right of offset with respect to, any of the Liabilities, or the failure of any security or the failure of Holder to perfect or insure any interest in any Med Subsidiaries Debenture Collateral;

               (ii) any failure, omission or delay on the part of Holder to conform or comply with any term of any instrument or agreement referred to in clause (i) above;

               (iii) any waiver, consent, extension, indulgence, compromise, release or other action or inaction under or with respect to any instrument, agreement, pledge, right of offset or security referred to in clause (i) above or any obligation or liability of Holder, or any exercise or non-exercise by Holder of any right, remedy, power or privilege under or in respect of any such instrument, agreement, pledge, right of offset or security or any such obligation or liability;

               (iv) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to any Holder or any other person, or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

               (v) any limitation on the liability or obligations of any Person under and Modification Documents, the Liabilities, any Med Subsidiaries Debenture Collateral security for the Liabilities, or any discharge, termination, cancellation, irregularity, invalidity or unenforceability, in whole or in part, of any of the foregoing, or any other agreement, instrument, pledge or security referred to in clause (i) above or any term of any thereof;

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               (vi)    any merger or consolidation of Holder into or with any
other person or any sale, lease or transfer of any of the assets of Holder to any other person;

               (vii) any change in the ownership of any Med Subsidiaries Debenture Collateral or of any Holder, or any structural change in Holder; or

               (viii) any other occurrence or circumstance whatsoever, whether similar or dissimilar to the foregoing and any other circumstance that might otherwise constitute a legal or equitable defense or discharge of the liabilities of a Pledgor or surety, or that might otherwise limit Holder's recourse against Pledgors with respect to the Med Subsidiaries Debenture Collateral.

          4.2 WAIVERS. Pledgors waive any and all notice of the creation, renewal, extension or accrual of any of the Liabilities and notice or proof of reliance by Holder upon this Agreement or acceptance of this Agreement, and the Liabilities, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement. Pledgors unconditionally waive, to the extent permitted by law: (i) notice of any of the matters referred to in the foregoing clauses (i) through (viii) of SECTION 4.1, or any right to consent or assent to any thereof; (ii) all notices that may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against Pledgors, including without limitation any demand, presentment, protest, proof or notice of nonpayment under any Modification Documents, and notice of default or any failure on the part of Holder to perform and comply with any covenant, agreement, term or condition of any Modification Documents; (iii) any right to the enforcement, assertion or exercise against any Holder of any right, power, privilege or remedy conferred in any Modification Documents or otherwise; (iv) any requirement of diligence on the part of any Person; (v) any requirement of Holder to take any action whatsoever, to exhaust any remedies or to mitigate the damages resulting from a default under any Modification Documents; (vi) any notice of any sale, transfer or other disposition by any person of any right under, title to or interest in any Modification Documents or any collateral for the Liabilities; and (vii) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge, release or defense of Pledgors or surety, or that might otherwise limit recourse against Pledgors. Without limiting the foregoing, and to the full extent permitted by applicable law, Pledgors hereby absolutely, unconditionally and irrevocably waive and agree not to assert or take advantage of any defense based upon an election of remedies by Holder, including an election to proceed by non-judicial rather than judicial foreclosure.

          4.3 TERMINATION AND REINSTATEMENT. This Agreement shall terminate when all of the Liabilities have been paid or otherwise satisfied in full; provided, however, that this Agreement shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Company is rescinded or must be otherwise restored by Holder or in any other manner any Liabilities have revived, whether as a result of any proceedings in bankruptcy or reorganization or otherwise such that any Liability remains unpaid or otherwise unperformed.

     5. WAIVER OF SUBROGATION. Pledgors hereby irrevocably waive any claim or other rights which they may now or hereafter acquire against Company that arise from the existence, payment, performance or enforcement of Pledgors' obligations under this Agreement, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate

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in any claim or remedy of Holder against Company or any of its assets which
Holder now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from Company, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to Pledgors in violation of the preceding sentence and the Liabilities shall not have been fully paid in cash, such amount shall be deemed to have been paid to Pledgors for the benefit of, and held in trust for, Holder and shall forthwith be paid to Holder to be credited and applied pursuant to the terms of the Amendment Agreement. Pledgors acknowledge that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Amendment Agreement and that the waiver set forth in this Section 5 is knowingly made in contemplation of such benefits.

     6. CERTAIN COVENANTS. In addition to any and all other agreements and undertakings of Pledgors, in this Agreement or otherwise, Pledgors also covenant and agree as follows:

          6.1 FURTHER ASSURANCES. Pledgors will promptly, from time to time and at its own cost and expense, execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Holder may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable Holder to exercise and enforce its rights and remedies hereunder with respect to the Med Subsidiaries Debenture Collateral. With respect to the foregoing and the grant of security interest hereunder, Pledgors hereby authorize Holder to file all financing or continuation statements, and amendments thereto, relative to all or any part of the Med Subsidiaries Debenture Collateral without the signature of Pledgors where permitted by law in the event that Pledgors fail to do so within three (3) Business Days of a request from Holder so to do; PROVIDED, HOWEVER, that such notice and passage of time shall not apply after an Event of Default has occurred. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement where permitted by law.

          6.2 COMPLIANCE WITH LAWS. Pledgors will comply with all laws and regulations relating to the possession and control of the Med Subsidiaries Debenture Collateral and, in the event that Holder forecloses on the security interest granted to Holder under this Agreement, or under the Amendment Agreement or any other Modification Documents, Pledgors will cooperate with Holder in any foreclosure or private sale as may be required to sell or transfer the Med Subsidiaries Debenture Collateral.

          6.3 PROHIBITED ACTIONS. Pledgors shall not sell, assign, exchange, grant a security interest in, transfer, encumber, grant any option of, or otherwise dispose of, any of the Med Subsidiaries Debenture Collateral, or attempt or contract to do so. It is understood and agreed that, in order to secure certain obligations owed by Med and Med Subsidiaries, Pledgors have previously granted a Security Interest in the Interests in favor of NCFE and its affiliates, which Security Interest has not been perfected by possession or otherwise and shall be subordinate in interest and right of payment to the Security Interest granted to Holder, for the benefit of the Holders of the Amended Debentures, under this Agreement.

     7. ASSIGNMENT BY ANY HOLDER. Holder may, from time to time and without notice to Pledgors but without cost or expense to Pledgors prior to an Event of Default, assign or transfer

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any or all of the Liabilities, or any interest therein, in accordance with the Amendment Agreement and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Agreement, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of such assignee's or transferee's interest in the Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the Holder.

     8. NO WAIVER. No delay in the exercise by Holder of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Holder of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon Holder except as expressly set forth in a writing duly signed and delivered on its behalf. No action permitted hereunder shall in any way affect or impair Holder's rights or Pledgors' obligations under this Agreement. For the purposes of this Agreement, Liabilities shall include all of the obligations described in the definition thereof, notwithstanding any right or power of Pledgors or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of Pledgors hereunder. Pledgors' obligations under this Agreement shall be absolute and unconditional irrespective of any circumstance whatsoever that might constitute a legal or equitable discharge or defense of the Pledgor so long as this Agreement is in effect. Pledgors hereby acknowledge that there are no conditions to the effectiveness of this Agreement.

     9. REPRESENTATIONS AND WARRANTIES. Pledgors hereby represent and warrant to Holder as follows:

          9.1 DUE ORGANIZATION; AUTHORITY. Each of Pledgors is duly organized and validly existing under the laws its formation, as applicable, is qualified to do business in that state and in every other state in which the scope or nature of its business requires it to be so qualified, has taken all actions and has the power and authority to execute and deliver this Agreement and has duly executed and delivered this Agreement;

          9.2 ENFORCEABILITY. This Agreement is the legal, valid and binding obligation of Pledgors, enforceable in accordance with its terms.

          9.3 NO CONFLICT. The execution, delivery and performance of this Agreement by Pledgors does not conflict with, or constitute a violation under, any law, regulation order, agreement or instrument to which Pledgors are parties or by which Pledgor or any of Pledgors' properties is bound.

          9.4 COLLATERAL. To the best of Pledgors' knowledge, each item of Med Subsidiaries Debenture Collateral is genuine, validly issued and outstanding and is fully paid and nonassessable and was issued in accordance with all applicable laws and regulations. Each item of Med Subsidiaries Debenture Collateral is free of any restriction on transfer or assignment created by Pledgors, and Pledgors have the right to pledge the Med Subsidiaries Debenture Collateral to Holder without restriction.

          9.5 OWNERSHIP OF COLLATERAL. Pledgors are, and at all times will be, the beneficial owners of the Med Subsidiaries Debenture Collateral, and no one else (other than Holder) has or will have, any pre-emptive right, title, claim, lien, interest or other right in or against the Med Subsidiaries Debenture Collateral that is superior in priority of payment to the rights granted to Holder under this Agreement.

     10. EVENTS OF DEFAULT. An "Event of Default" shall exist under this Agreement if at any time: (i) any representation, warranty or certificate made by Pledgors under this Agreement or any other Modification Documents is false or misleading in any material respect when made, or Pledgors omit, or fail to disclose any information to Holder that is material or could result in a material adverse effect; (ii) any "Event of Default" under, and as defined in the Amendment Agreement, shall occur and be continuing, or (iii) Pledgors fail to perform any of its obligations hereunder.

     11.  REMEDIES AND APPLICATION OF PROCEEDS.

          11.1 REMEDIES. Upon the occurrence and during the continuation of any Event of Default, Holder has the right to exercise any and all remedies available to it at law or equity as well as any rights or remedies specified in this Agreement. Without limiting the generality of the foregoing, Pledgors expressly agree that in any such event Holder may, without demand of performance or other demand, advertisement, legal process or notice of any kind (except as may be required by law or provided herein) to or upon Pledgors or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law):

               (i) take and remove the Med Subsidiaries Debenture Collateral or any part thereof, to such other places as Holder may desire;

               (ii) forthwith collect, receive, appropriate and realize upon the Med Subsidiaries Debenture Collateral, or any part thereof,

               (iii) forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver the Med Subsidiaries Debenture Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of Holder's offices or elsewhere at such prices and on such terms as are commercially reasonable (irrespective of the impact of any such sales on the market price of the Med Subsidiaries Debenture Collateral), for cash or on credit or for future delivery;

               (iv) receive all monies or other property which, but for the occurrence of the Event of Default, Pledgors would have been entitled to retain;

               (v) transfer registration of the Med Subsidiaries Debenture Collateral into Holder's name;

               (vi) exercise all voting rights with respect to the Med Subsidiaries Debenture Collateral, give all consents, waivers and ratifications with respect to them and otherwise act as if Holder were the outright owner of such Med Subsidiaries Debenture

Collateral, and Pledgors hereby give Holder an irrevocable power of attorney and proxy to do same; and

               (vii) sell, assign or otherwise dispose of the Med Subsidiaries Debenture Collateral, in the entirety or in separate lots, and generally in such manner, at such time or times, at such place or places and on such terms as Holder, in compliance with any mandatory requirements of applicable law, may determine to be commercially reasonable, and, to the extent permitted by any such requirement of law, Holder may bid (which may be a credit bid) for and become the purchaser of the Med Subsidiaries Debenture Collateral (or any portion thereof), offered for sale in accordance with this SECTION 11 without accountability to Pledgors, except pursuant to clause 11.2 below and as otherwise required by applicable law.

          11.2 APPLICATION OF PROCEEDS. The proceeds of any disposition of any Med Subsidiaries Debenture Collateral obtained pursuant to this SECTION 11 shall be applied as follows:

               (i) first, to the payment of any and all expenses and fees (including reasonable attorney's fees) incurred by Holder in foreclosing on and disposing of the Med Subsidiaries Debenture Collateral;

               (ii) any surplus then remaining to the payment of the Liabilities then due and owing in such order as Holder may determine in their sole discretion; and

               (iii) thereafter, if no other Liabilities are outstanding, any surplus then remaining shall be paid to Pledgors or to such other Person legally entitled to same.

          11.3 WAIVER. To the maximum extent permitted by applicable law but subject to SECTION 3.2, Pledgors waive all claims, damages and demands against Holder arising out of the repossession, retention or sale of the Med Subsidiaries Debenture Collateral. Pledgors agree that, to the extent notice of sale shall be required by law, neither Holder need give more than ten (10) days' notice of the time and place of any public sale or of the time after which a private sale may take place and that such notice shall constitute reasonable notification within the meaning of Section 9-504(3) of the UCC.

          11.4 ADDITIONAL REMEDIES. Without limiting the foregoing, if any Event of Default shall occur and be continuing, Holder may exercise, in addition to all other rights and remedies granted to it in this Agreement or by law, all rights and remedies of a secured party under the UCC.

          11.5 COSTS. Pledgors also agree to pay all costs of Holder, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of Holder's rights and remedies hereunder, including without limitation reasonable fees for attorneys employed by Holder to collect any deficiency existing after the application of proceeds from any sale of Med Subsidiaries Debenture Collateral hereunder in accordance with SECTION 11.2.

          11.6 NOTICE OF SALE. Unless any of the Med Subsidiaries Debenture Collateral threatens to decline speedily in value or is or becomes of a type customarily sold on a recognized market, Holder will give Pledgors ten (10) days' notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Med Subsidiaries Debenture Collateral conducted in conformity with reasonable commercial practices of banks, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Med Subsidiaries Debenture Collateral shall be deemed to be commercially reasonable. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived. In addition, with respect to the Med Subsidiaries Debenture Collateral, or any part thereof, Holder may in its sole discretion, without notice except as may be specified herein, sell or cause the same to be sold at any exchange, broker's board or at public or private sale, in one or more sales or lots, at such price as Holder may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Med Subsidiaries Debenture Collateral so sold shall thereafter hold the same, absolutely free from any claim, encumbrance or right of any kind whatsoever. Holder may, in its own name or in the name of a designee or nominee, buy the Med Subsidiaries Debenture Collateral at any public sale and, if permitted by applicable law, buy the Med Subsidiaries Debenture Collateral at any private sale.

          11.7 COMPLIANCE WITH SECURITIES LAWS. In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Med Subsidiaries Debenture Collateral may be effected after an Event of Default, Pledgors agree that, upon the occurrence and during the continuation of an Event of Default, Holder may from time to time attempt to sell all or any part of the Med Subsidiaries Debenture Collateral by means of a private placement restricting the bidder and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Holder may solicit offers to buy the Med Subsidiaries Debenture Collateral, or any part of it, for cash, from a limited number of investors deemed by Holder, in its reasonable judgment, to be qualified parties who might be interested in purchasing the Med Subsidiaries Debenture Collateral, and if Holder solicits such offers from not less than five
(5) such investors, then the acceptance by same of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition of such Med Subsidiaries Debenture Collateral.

     12. CUMULATIVE RIGHTS. Holder's rights, powers and remedies under this Agreement shall be in addition to all rights, powers and remedies given to same under law or under the Amendment Agreement or under any other Modification Documents between Pledgors (on the one hand) and Holder (on the other hand), all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently.

     13.  MISCELLANEOUS.

          13.1 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon Pledgors and upon Pledgors' successors; and all references herein to Pledgors shall be deemed to include any successor or successors, whether immediate or remote, to such Person. Pledgors shall have no right to assign its obligations hereunder. This Agreement shall inure to Holder and its permitted successors, assigns and transferees.

          13.2 SEVERABILITY. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable laws and regulations, but if any provision of this Agreement shall be prohibited by or invalid thereunder, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          13.3 SERVICE OF PROCESS. Pledgors agree that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth below or at such other address of which Holder shall have been notified in writing, and agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law.

          13.4 NOTICES. All notices, demands, declarations, consents, directions, approvals, instructions, requests and other communications required or permitted by this Agreement shall be given in the manner provided for by
SECTION 20 of the Amendment Agreement, with all notices to Pledgors also being addressed to Company.

          13.5 CHOICE OF LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Nevada, without giving regard to its conflict of laws principles.

          13.6 WAIVER OF JURY TRIAL. EACH PLEDGOR, BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, AND HOLDER, BY ACCEPTING THIS AGREEMENT, EACH EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          13.7 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but which together shall be deemed to constitute a single document. Copies of this Agreement shall have the same effect and enforceability as the original.

    [Remainder of This Page Intentionally Left Blank; Signature Page Follows]

          IN WITNESS WHEREOF, Pledgors have caused this Agreement to be executed and delivered as of the date first above written.

                              MED DIVERSIFIED, INC.

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              AMERICAN REIMBURSEMENT, LLC

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              CHARTWELL DIVERSIFIED SERVICES, INC.

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              TENDER LOVING CARE HEALTH CARE SERVICES, INC.

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              TRESTLE CORPORATION

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------

       [SIGNATURE PAGE TO MED SUBSIDIARIES PLEDGE AND SECURITY AGREEMENT]

                              RESOURCE PHARMACY, INC.

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              CHARTWELL COMMUNITY SERVICES, INC.

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              CHARTWELL CARE GIVERS, INC.

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              CHARTWELL MANAGEMENT COMPANY, INC.

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------

       [SIGNATURE PAGE TO MED SUBSIDIARIES PLEDGE AND SECURITY AGREEMENT]

                              CHARTWELL HOME THERAPIES, L.P.

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              CHARTWELL PENNSYLVANIA, L.P.

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              CHARTWELL MIDWEST INDIANA, LLC

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              CHARTWELL SOUTHERN NEW ENGLAND, LLC

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              CHARTWELL ROCKY MOUNTAIN REGIONAL SERVICES

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------

       [SIGNATURE PAGE TO MED SUBSIDIARIES PLEDGE AND SECURITY AGREEMENT]

                              CHARTWELL U.C. DAVIS HEALTH SYSTEMS, LLC

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              CHARTWELL MICHIGAN, LLC

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              NORTHWEST HOME CARE, LLC

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              INNOVA HOME THERAPIES, LLC

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              CHARTWELL WISCONSIN ENTERPRISES, LLC

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------

       [SIGNATURE PAGE TO MED SUBSIDIARIES PLEDGE AND SECURITY AGREEMENT]

                              CHARTWELL-MIDWEST WISCONSIN, LLC

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              CHARTWELL-MIDWEST WISCONSIN HEALTH RESOURCES,
                              LLC

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              ALBERT GALLATIN HOME CARE, INC.

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              CARECO, INC.

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              T.L.C. MIDWEST, INC.

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------

       [SIGNATURE PAGE TO MED SUBSIDIARIES PLEDGE AND SECURITY AGREEMENT]

                              T.L.C. MEDICARE SERVICES OF DADE, INC.

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              T.L.C. MEDICARE SERVICES OF BROWARD, INC.

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              TENDER LOVING CARE HOME CARE SERVICES, INC.

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              U.S. ETHICARE CORPORATION

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              U.S. ETHICARE CHAUTAUQUA CORPORATION

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------

       [SIGNATURE PAGE TO MED SUBSIDIARIES PLEDGE AND SECURITY AGREEMENT]

                              U.S. ETHICARE ERIE CORPORATION

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              U.S. ETHICARE NIAGARA CORPORATION

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              ETHICARE CERTIFIED SERVICES, INC.

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              STAFF BUILDERS, INC.

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              S.B.H.F., INC.

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------

       [SIGNATURE PAGE TO MED SUBSIDIARIES PLEDGE AND SECURITY AGREEMENT]

                              STAFF BUILDERS SERVICES, INC.

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              STAFF BUILDERS HOME HEALTH CARE, INC.

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              STAFF BUILDERS INTERNATIONAL, INC.

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              A RELIABLE HOMEMAKER OF MARTIN-ST.
                              LUCIE COUNTY, INC.

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              ST. LUCIE HOME HEALTH AGENY, INC.

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------

                              T.L.C. HOME HEALTH CARE, INC.

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------


                              PRIVATE INVESTMENT BANK LIMITED

                              By:
                                 ----------------------------------------
                              Print Name:
                                         --------------------------------
                              Title:
                                    -------------------------------------

       [SIGNATURE PAGE TO MED SUBSIDIARIES PLEDGE AND SECURITY AGREEMENT]

                                   SCHEDULE 1

                          INTERESTS IN MED SUBSIDIARIES

                   MED SUBSIDIARY                                            PLEDGED INTEREST
--------------------------------------------------          -------------------------------------------
Trestle Corporation                                                    2,800,000 shares of common stock
Resource Pharmacy, Inc.                                                    1,000 shares of common stock
Chartwell Diversified Services, Inc.                                       1,000 shares of common stock
Chartwell Community Services, Inc.                                           100 shares of common stock
Chartwell Care Givers, Inc.                                                  100 shares of common stock
Chartwell Management Company, Inc.                                           100 shares of common stock
Chartwell Home Therapies, L.P.                               All Partnership Interests (Uncertificated)
Chartwell Pennsylvania, L.P.                                  All Membership Interests (Uncertificated)
Chartwell Midwest Indiana, LLC                                All Membership Interests (Uncertificated)
Chartwell Southern New England, LLC                           All Membership Interests (Uncertificated)
Chartwell Rocky Mountain Regional Services                    All Membership Interests (Uncertificated)
Chartwell U.C. Davis Health Systems, LLC                      All Membership Interests (Uncertificated)
Chartwell Michigan, LLC                                       All Membership Interests (Uncertificated)
Northwest Home Care, LLC                                      All Membership Interests (Uncertificated)
Innova Home Therapies, LLC                                    All Membership Interests (Uncertificated)
Chartwell Wisconsin Enterprises, LLC                          All Membership Interests (Uncertificated)
Chartwell-Midwest Wisconsin, LLC                              All Membership Interests (Uncertificated)
Chartwell-Midwest Wisconsin Health Resources, LLC             All Membership Interests (Uncertificated)
Tender Loving Care Health Care Services, Inc.                          5,000,000 shares of common stock
Albert Gallatin Home Care, Inc.                                            1,000 shares of common stock
Careco, Inc.                                                                 100 shares of common stock
T.L.C. Midwest, Inc.                                                       1,000 shares of common stock
T.L.C. Home Health Care, Inc.                                                100 shares of common stock
T.L.C. Medicare Services of Dade, Inc.                                       500 shares of common stock
T.L.C. Medicare Services of Broward, Inc.                                    500 shares of common stock
Tender Loving Care Home Care Services, Inc.                                  100 shares of common stock
U.S. Ethicare Corporation                                                    100 shares of common stock
U.S. Ethicare Chautauqua Corporation                                         500 shares of common stock
U.S. Ethicare Erie Corporation                                               500 shares of common stock
U.S. Ethicare Niagara Corporation                                            500 shares of common stock
Ethicare Certified Services, Inc.                                            100 shares of common stock
Staff Builders, Inc.                                                         100 shares of common stock
S.B.H.F., Inc.                                                               100 shares of common stock
Staff Builders Services, Inc.                                                100 shares of common stock
Staff Builders Home Health Care, Inc.                                        100 shares of common stock
Staff Builders International, Inc.                                           100 shares of common stock
St. Lucie Home Health Agency, Inc.                                           500 shares of common stock
A Reliable Homemaker of Martin-St. Lucie County, Inc.                      1,000 shares of common stock

                                    Exhibit A

                           FORM OF SUBSIDIARY JOINDER

                        AGREEMENT TO BE BOUND BY GUARANTY

          This Agreement to be Bound by the Med Subsidiaries Pledge and Security Agreement (this "AGREEMENT") is executed as of the _____ day of _________, ____, by [NAME OF NEW SUBSIDIARY], a ____________ [corporation] [partnership] [etc.] (the "NEW SUBSIDIARY"). Capitalized terms used herein by not defined herein shall be as defined in the Med Subsidiaries Pledge and Security Agreement (THE "PLEDGE AGREEMENT").

                                    RECITALS

     A. Pursuant to that certain Amendment Agreement dated as of June 28, 2002, by and among Med Diversified, Inc., a Nevada corporation ("MED"), American Reimbursement, LLC, a Delaware limited liability company, Private Investment Bank Limited, Nassau, Bahamas ("PIBL"), TEGCO Investments, LLC, a Delaware limited liability company; Chartwell Diversified Services, Inc., a Delaware corporation, Tender Loving Care Health Care Services, Inc., a Delaware corporation, and each of Med Subsidiaries that are a party thereto, (such agreement, as the same may hereafter be amended, modified, restated, supplemented and otherwise in effect from time to time, the "AMENDMENT AGREEMENT"), PIBL accepted and agreed to the Amendment Agreement and extension of the Original Debentures that was requested by Med. Capitalized terms used herein without definition herein shall have the meanings assigned to them in the Amendment Agreement

     B. As a condition to the execution of the Amendment Agreement by the PIBL, certain of the Subsidiaries of Med have executed the Med Subsidiaries Pledge and Security Agreement, dated as of June 28, 2002 (such agreement, as amended, the "PLEDGE AGREEMENT"), by and among PIBL and the entities listed in the signature pages thereof, in favor of PIBL.

     C. Section 7(d) of the Amendment Agreement provides that, whenever Med acquires or forms a new Subsidiary, Med will cause such Subsidiary to deliver an executed counterpart to the Pledge Agreement and such Subsidiary shall become a party to the Pledge Agreement.

     D. On [INSERT DATE], the New Subsidiary [DESCRIBE ACQUISITION/FORMATION OF NEW SUBSIDIARY]. The New Subsidiary will benefit from the funds available to the Med under the Amendment Agreement, and in recognition of this benefit and in order to comply with the Amendment Agreement, the New Subsidiary is willing to enter into this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, the New Subsidiary agrees as follows:

     1. REPRESENTATIONS AND WARRANTIES. On and as of the date of this Agreement (the "EFFECTIVE DATE") and for the benefit of the PIBL, the New Subsidiary hereby makes each of the representations and warranties contained in the Pledge Agreement.

     2. AGREEMENT TO BE BOUND. The New Subsidiary agrees that, on and as of the Effective Date, it shall become a Pledgor under the Pledge Agreement and shall be bound by all the provisions of the Pledge Agreement the same as if the New Subsidiary had executed the Pledge Agreement on the Closing Date.

     3. WAIVER. Without limiting the generality of the waivers in the Pledge Agreement, the New Subsidiary specifically agrees to be bound by the Pledge Agreement and waives any right to notice of acceptance of its execution of this Agreement and of its agreement to be bound by the Pledge Agreement.

     4. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

      [Remainder of page intentionally left blank, signature page follows.]

     IN WITNESS WHEREOF, the New Subsidiary has caused this Agreement to be Bound by the Pledge Agreement to be executed by its duly authorized officer as of this __ day of _________, ____.

                                       [NAME OF NEW SUBSIDIARY]


                                       By:
                                           -----------------------------
                                           Name:
                                                 -----------------------
                                           Title:
                                                 -----------------------

           [SIGNATURE PAGE TO SUBSIDIARY JOINDER TO PLEDGE AGREEMENT]

                                       27